SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 22, 2005

                       KRONOS ADVANCED TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      000-30191                  87-0440410
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



  464 COMMON STREET, SUITE 301, BELMONT, MASSACHUSETTS              02478
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        (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (617) 993-9965

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On December 20, 2005, Kronos held its annual stockholders meeting. The first and only proposal at the meeting was to elect four directors, each until the next annual meeting of the Company's Stockholders or until their successors are duly elected and qualified. Based on a quorum present, the stockholders elected Daniel R. Dwight, James P. McDermott, Milton J. Segal, and Richard F. Tusing, as directors of Kronos: Mr. Dwight received 64,498,446 for and 3,979,055 withheld; Mr. McDermott 64,926,376 for and 3,551,125 withheld; Mr. Segal 65,288,626 for and 3,188,875 withheld; and Mr. Tusing received 64,928,576 for and 3,548,925 withheld.

ITEM 7.01 REGULATION FD DISCLOSURES

At the annual shareholders meeting, management of Kronos made a presentation to its shareholders substantially in the form attached hereto as Exhibit 99.1. These materials include forward-looking statements, including statements regarding, among other things: (a) the growth strategies of Kronos; (b) anticipated trends in Kronos' industry; (c) Kronos' future financing plans; and
(d) Kronos' ability to obtain financing and continue operations. In addition, when used in this filing, the words "believes," "anticipates," "intends," "in anticipation of," and similar words are intended to identify certain forward-looking statements. These forward-looking statements are based largely on Kronos' expectations and are subject to a number of risks and uncertainties, many of which are beyond Kronos' control. Actual results could differ materially from these forward-looking statements as a result of changes in trends in the economy and Kronos' industry, reductions in the availability of financing and other factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. Kronos does not undertake any obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect any future events or circumstances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

99.1 Business presentation to Stockholders of Kronos Advanced Technologies, Inc., a Nevada corporation ("Kronos") at the annual stockholders meeting held on December 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KRONOS ADVANCED TECHNOLOGIES, INC.



Date: December 22, 2005         By: /s/ Daniel R. Dwight
                                    ------------------------------------------
                                    Name: Daniel R. Dwight
                                    Its: Chief Executive Officer and President